                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       TRANS FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                             TRANS FINANCIAL, INC.
                              500 EAST MAIN STREET
                         BOWLING GREEN, KENTUCKY 42101

                                                                   March 8, 1996

To Our Shareholders:

    You are cordially invited to attend the Annual Meeting of Shareholders of Trans Financial, Inc. (the "Corporation"), scheduled for 3:00 p.m., Central Time, on Monday, April 22, 1996 at the Bowling Green - Warren County Convention Center, 1021 Wilkinson Trace, Bowling Green, Kentucky. Holders of the
Corporation's outstanding shares of common stock as of March 1, 1996 are entitled to vote at the Annual Meeting.

    Accompanying this letter is the Annual Report of the Corporation, a notice of the meeting, a proxy card and a proxy statement relating to the meeting. The proxy statement contains information relating to the actions to be taken at the meeting. We urge you to review the Annual Report and the proxy statement in their entirety in order that you may be fully informed about the matters to be considered at the meeting. After reviewing the enclosed materials, we urge you to complete the proxy card and return it to us in the enclosed envelope.

    In addition to the specific matters set forth in the enclosed notice of the meeting, we look forward to discussing with you at the meeting any questions you may have concerning the operation of the Corporation during the past year.

    We hope you will be able to attend the meeting in person. In any event, please mark, sign and return the enclosed proxy card. If you do attend the meeting and desire to vote in person, you may do so even though you have previously sent in a proxy card.

                                    Sincerely,

                                    Douglas M. Lester
                                    Chairman of the Board,
                                    President and Chief Executive Officer

                             TRANS FINANCIAL, INC.
                              500 EAST MAIN STREET
                         BOWLING GREEN, KENTUCKY 42101

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    Notice is hereby given that the Annual Meeting of Shareholders of Trans Financial, Inc. (the "Corporation") will be held on Monday, April 22, 1996, at 3:00 p.m., Central Time, at the Bowling Green - Warren County Convention Center, 1021 Wilkinson Trace, Bowling Green, Kentucky, for the following purposes:

        1. For the election of four Class II directors of the Corporation to hold office in accordance with the terms and conditions set forth in the accompanying proxy statement;

        2. To consider a proposal to approve the Trans Financial, Inc. Directors Stock Compensation Plan; and

        3. To consider and act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please mark, sign and return the enclosed proxy card as soon as possible in the enclosed stamped, addressed envelope. If you do attend the Annual Meeting and desire to vote in person, you may do so even though you have previously sent in a proxy card. Only shareholders of record at the close of business on March 1, 1996 will be entitled to notice of, and to vote at, the meeting. The stock transfer books of the Corporation will not be closed.

                                          By Order of the Board of Directors,

                                          Jay B. Simmons
                                          Secretary

March 8, 1996

                             TRANS FINANCIAL, INC.
                              500 EAST MAIN STREET
                         BOWLING GREEN, KENTUCKY 42101

                                ----------------

                                PROXY STATEMENT
                                 MARCH 8, 1996
                                ---------------

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Trans Financial, Inc. (the "Corporation") of proxies for the Annual Meeting of Shareholders of the Corporation (the "Annual Meeting") to be held on April 22, 1996, at the Bowling Green - Warren County Convention Center, 1021 Wilkinson Trace, Bowling Green, Kentucky, at 3:00 p.m. It is anticipated that this Proxy Statement will first be mailed to the shareholders on March 8, 1996.

    Anyone executing and delivering a proxy has the power to revoke it at any time prior to the establishment of a quorum at the Annual Meeting. Such revocation must be in writing and delivered to the Secretary of the Corporation prior to the time the presence of a quorum has been determined and declared. Any valid and unrevoked proxy will be voted as specified in the proxy. IF NO SPECIFICATION TO THE CONTRARY IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS, AND FOR THE PROPOSAL TO APPROVE THE TRANS FINANCIAL, INC.
DIRECTORS STOCK COMPENSATION PLAN, ALL IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THIS PROXY STATEMENT.

    The solicitation of proxies will be made primarily by mail, and the Corporation will bear the cost thereof. Certain officers and directors of the Corporation and persons acting under their instructions, who will not be specifically compensated for such services, may also solicit proxies on behalf of management by means of telephone, personal interviews and mail. The cost of such additional solicitation, if any, will not be material. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in doing so. In addition, the Corporation has retained Georgeson & Co., Inc. to assist in the solicitation of proxies from the Corporation's shareholders. The fees to be paid to such firm for such services by the Corporation are not expected to exceed $8,500, plus reasonable out-of-pocket costs and expenses.

    At the Annual Meeting, shareholders will elect four directors to serve as Class II directors. In addition, as disclosed in the Notice of the Annual Meeting, a proposal will be submitted to shareholders at the Annual Meeting to approve a new stock plan under which non-employee directors of the Corporation and its subsidiaries, including advisory directors, will be granted shares of the common stock of the Corporation as full payment of directors' fees. Only shareholders of record at the close of business on March 1, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting.

                               SHARES AND VOTING

    On the Record Date, there were issued and outstanding 11,293,948 shares of common stock of the Corporation ("Common Stock"). Holders of Common Stock are entitled to one vote for each share held on the Record Date on all matters presented to the shareholders at the Annual Meeting, except that, in the election of directors, cumulative voting rules will apply. Under cumulative voting, each shareholder is entitled to cast as many votes in the aggregate as shall equal the number of shares of Common Stock owned by him or her multiplied by the number of directors to be elected. Each shareholder, or his or her proxy, may cast all of his or her votes (as thus determined) for a single nominee for director or may distribute them among two or more nominees, in the shareholder's discretion. As to the authority of the persons named as proxies in the accompanying proxy card to cumulate votes, see the section entitled ELECTION OF

DIRECTORS. Under cumulative voting, the four nominees receiving the most votes cast for the election of directors at the Annual Meeting will be elected, which means that abstentions and broker non-votes will have no effect on the outcome of the vote.

    Shareholders are being asked to approve the Trans Financial, Inc. Directors Stock Compensation Plan so that directors and advisory directors who receive stock pursuant to the plan will be eligible for the exemption provided by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934. For purposes of Rule 16b-3, the Securities and Exchange Commission (the "SEC") has provided that an affirmative vote of a majority of all outstanding shares of the Corporation's Common Stock represented in person or by proxy and entitled to vote on the proposal is necessary for approval. Under the SEC's voting requirement, abstentions and broker non-votes will have the effect of a "No" vote.

                    VOTING SECURITIES AND OWNERSHIP THEREOF

    As of the Record Date, to the knowledge of the Corporation, no person or entity beneficially owned more than five percent (5%) of the issued and outstanding shares of Common Stock, which is the only class of stock of the Corporation entitled to vote at the Annual Meeting, except as follows:

                                                                                                          PERCENT
                                            NAME AND ADDRESS                               NUMBER        OF CLASS
 TITLE OF CLASS                            OF BENEFICIAL OWNER                           OF SHARES      OUTSTANDING
-----------------  -------------------------------------------------------------------  ------------  ---------------
Common Stock       Trans Financial Bank, National Association, as Trustee of the Trans    920,147(1)         8.15%
                     Financial Savings Investment Plan and as Trustee of the Trans
                     Financial Employee Stock Ownership Plan
                   500 East Main Street
                   Bowling Green, Kentucky 42101

------------

(1) Includes 357,084 shares (or 3.16% of those outstanding) held as Trustee under the Trans Financial Savings Investment Plan ("Savings Investment Plan") and 563,063 shares (or 4.99% of those outstanding) held as Trustee under the Trans Financial Employee Stock Ownership Plan ("ESOP"). The Common Stock was acquired in open market transactions pursuant to the terms of the Savings Investment Plan and the ESOP. Shares of Common Stock allocated to the accounts of ESOP participants are voted by the participants, and the Bank disclaims beneficial ownership of these shares. As of the Record Date, shares aggregating 556,912 (or 4.93% of those outstanding) held in the Savings Investment Plan or held in the ESOP and not yet allocated to participants' accounts may be voted by the Trustee.

    The following table sets forth information as of the Record Date relating to the ownership of Common Stock by each director and nominee, the Corporation's Chief Executive Officer, and each of the other five Named Executive Officers, as such term is defined in EXECUTIVE COMPENSATION AND OTHER

INFORMATION, and by all directors, nominees for director and executive officers of the Corporation as a group. Except where otherwise stated, sole voting and investment power are held by the beneficial owners named.

                                                                              AMOUNT AND
                                                                              NATURE OF
                                                                              BENEFICIAL        PERCENT OF CLASS
 TITLE OF CLASS                           NAME                                OWNERSHIP            OUTSTANDING
-----------------  ---------------------------------------------------  ----------------------  -----------------
Common Stock       Vince Berta                                                    10,031(1)             0.09%
Common Stock       Barry D. Bray                                                  66,535(2)             0.59%
Common Stock       Mary D. Cohron                                                 20,765                0.18%
Common Stock       Floyd H. Ellis                                                 26,805                0.24%
Common Stock       David B. Garvin                                               323,184(3)             2.86%
Common Stock       Wayne Gaunce                                                   27,541(4)             0.24%
Common Stock       C.C. Howard Gray                                                7,853                0.07%
Common Stock       Charles A. Hardcastle                                          48,199(5)             0.43%
Common Stock       Carroll Knicely                                                28,698(6)             0.25%
Common Stock       Douglas M. Lester                                             130,695(7)             1.16%
Common Stock       C. Cecil Martin                                                47,322(8)             0.42%
Common Stock       Frank Mastrapasqua                                             70,000                0.62%
Common Stock       Michael J. Moser                                                  507(9)             0.00%
Common Stock       James D. Scott                                                123,298(10)            1.09%
Common Stock       Ronald Szejner                                                 20,196(11)            0.18%
Common Stock       William B. Van Meter                                           39,482(12)            0.35%
Common Stock       Thomas R. Wallingford                                          43,248(13)            0.38%
Common Stock       Directors, nominees for director and executive              1,114,630(14)            9.87%
                   officers as a group (27 persons)

------------

 (1) Includes 1,974 shares held by the Corporation's Savings Investment Plan, 1,056 shares held by the Corporation's ESOP, and 2,000 shares subject to options granted under the Corporation's stock option plans that Mr. Berta could exercise within 60 days of the Record Date.
 (2) Includes 13,730 shares held by the Corporation's Savings Investment Plan, 8,261 shares held by the Corporation's ESOP, 2,133 shares owned by Mr. Bray's wife, and 25,594 shares subject to options granted under the Corporation's stock option plans that Mr. Bray could exercise within 60 days of the Record Date.
 (3) Includes 833 shares owned by a partnership of which Mr. Garvin is a general partner, 109 shares owned by a partnership of which Mr. Garvin's wife is a general partner and 2,212 shares owned by Mr. Garvin's children.
 (4) Includes 23,222 shares owned by Mr. Gaunce's wife.
 (5) Includes 7,658 shares owned by Mr. Hardcastle's wife and 25,044 shares owned by B.G. Chemicals, Inc., in which Mr. Hardcastle is a 30% owner.
 (6) Includes 6,680 shares owned by Mr. Knicely's wife.
 (7) Includes 19,468 shares held by the Corporation's Savings Investment Plan, 12,604 shares held by the Corporation's ESOP, 45,698 shares owned by Mr. Lester's wife, 109 shares owned by a partnership of which Mr. Lester's wife is a general partner, and 21,354 shares subject to options granted under the Corporation's stock option plans that Mr. Lester could exercise within 60 days of the Record Date. Under the terms of Mr. Lester's Employment Agreement, Mr. Lester has the option to purchase 4,000 shares exercisable in July 1996.
 (8) Includes 23,787 shares owned by Mr. Martin's wife and 3,333 shares owned by Center of Insurance, Inc. of which Mr. Martin is a 50% owner, 4,666 shares owned by Prefinco, Inc., a corporation wholly-owned by Mr. Martin, and 833 shares owned by a partnership of which Mr. Martin is a general partner.
 (9) Includes 507 shares held by the Corporation's Savings Investment Plan.
(10) Includes 29,175 shares owned by Mr. Scott's wife.

(11) Includes 20,196 shares held by the Corporation's Savings Investment Plan.
(12) Includes 113 shares owned by Mr. Van Meter's child.
(13) Includes 5,618 shares owned by a revocable trust for the benefit of Mr. Wallingford's wife, of which Mr. Wallingford is the sole trustee.
(14) Includes 77,051 shares subject to options granted under the Corporation's stock option plans that executive officers could exercise within 60 days of the Record Date.

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Corporation's executive officers and directors and persons who own more than ten percent (10%) of the Corporation's Common Stock to file reports of ownership and changes in ownership with the SEC. Based solely on its review of the forms filed with the SEC, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that all its officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them during 1995, with the following exceptions. Mr. J. David Francis, a former director, did not timely file one report concerning the sale of shares by his Individual Retirement Account in October 1995. Mr. Garvin did not timely file one report concerning a purchase of shares in April 1995. Mr. Martin was one month late in filing a report concerning a purchase of shares in December 1994, and two days late in filing a report concerning a purchase of shares in November 1995. Mr. Scott did not timely file six reports concerning the following purchases of shares by him and his spouse: four transactions in December 1994, one transaction in April 1995, five transactions in June 1995, one transaction in August 1995, one transaction in September 1995, and two transactions in December 1995. Mr. Charles Stewart, a former director, was late in filing a report concerning a purchase of shares in December 1994.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    The Articles of Incorporation and bylaws of the Corporation provide that the Board of Directors shall be composed of not less than nine nor more than twenty members with the exact number to be determined each year by resolution of a majority of the full Board of Directors. The number of directors for the past year was nineteen. J. David Francis, Roy E. Gaddie, John B. Gaines, Joseph I. Medalie, and Charles M. Stewart have served as directors of the Corporation since before the establishment of a mandatory retirement age for directors, and were not subject to the provisions of the bylaws of the Corporation regarding mandatory retirement age. However, these individuals have reached or exceeded the retirement age established in the bylaws and in February became advisory directors of the Corporation. In addition, Barry D. Bray, who is an executive officer and employee of the Corporation and a Class II director whose term expires at the Annual Meeting, has decided not to stand for reelection. Therefore, the Board of Directors has fixed the number of directors for the ensuing year at thirteen.

    Article VIII of the Corporation's Articles of Incorporation provides for the division of the Board into three classes as permitted by the laws of Kentucky. Election of directors to each of the three classes is staggered in order that one class of directors will be elected at each annual meeting. Under the laws of Kentucky, the three classes should be as equal in number as practicable. Therefore, Mr. Lester, who is currently a Class I director whose term expires at the Annual Meeting of Shareholders in 1998, is standing for reelection as a Class II director. Accordingly, four Class II directors will be elected at the upcoming Annual Meeting.

    Class III directors will be elected at the 1997 Annual Meeting of Shareholders, and Class I directors will be elected at the 1998 Annual Meeting of Shareholders.

    The following table contains information concerning all of the current directors and nominees for director of the Corporation, including the positions held with Trans Financial Bank, National Association located in Bowling Green, Kentucky ("TFBNA"), Trans Financial Bank, F.S.B. located in Russellville, Kentucky ("TFB,FSB"), and Trans Financial Bank Tennessee, National Association located in Cookeville, Tennessee ("TFBTn,NA") (collectively, the "Banks"); and Trans Travel, Inc. located in Bowling Green, Kentucky ("TTI"), Trans Financial Investment Services, Inc. located in Nashville, Tennessee ("TFIS"), and

Trans Financial Mortgage Company located in Tullahoma, Tennessee ("TFMC") (together with the Banks, collectively, the "Subsidiaries"), and identifies those individuals who will be nominated for election at the Annual Meeting. The Class II directors will be elected to serve for a term of three years and until their successors have been elected and qualified.

                                                                       PRINCIPAL OCCUPATION,
                                                                        BUSINESS EXPERIENCE
                          POSITION AND OFFICE      POSITION AND           DURING PAST FIVE         DIRECTOR OF
                               HELD WITH           OFFICE HELD            YEARS AND OTHER          CORPORATION
      NAME AND AGE            SUBSIDIARIES       WITH CORPORATION        DIRECTORSHIPS HELD       OR BANKS SINCE
------------------------  --------------------  ------------------  ----------------------------  --------------

NOMINEES FOR ELECTION AS CLASS II DIRECTORS AT THE ANNUAL MEETING:

Wayne Gaunce,             Director of TFBNA     Director, Class II  President, Gaunce                  1977
  age 62                                                              Management, Inc.,
                                                                      Caveland, Inc.; Director,
                                                                      Papa John's International,
                                                                      Inc.

Charles A. Hardcastle,    Director of TFBNA;    Director, Class II  President, B.G. Chemicals,         1982
  age 62                  Director of TTI                             Inc., B.G. Paper Company,
                                                                      Consolidated Sanitary
                                                                      Supply; Owner, Hardcastle
                                                                      Company, Southland
                                                                      Manufacturing, and
                                                                      Kentucky Wood Products

Douglas M. Lester,        Director, Chairman    Director, Class I;  Chairman of the Board,             1984
  age 53                  of the Board and      Chairman of the       President and Chief
                          Chief Executive       Board, President      Executive Officer of the
                          Officer of TFBNA;     and Chief             Corporation; Chairman of
                          Director of TFMC;     Executive Officer     the Board and Chief
                          Director of TTI;                            Executive Officer of
                          Director of TFIS                            TFBNA; President of TFBNA
                                                                      from 1984 to 1991 and from
                                                                      1994 to 1995

William B. Van Meter,     Director of TFBNA;    Director, Class II  Chairman, Van Meter                1992
  Age 49                  Director of TFMC                            Insurance Agency, Inc.;
                                                                      Owner, Van Meter
                                                                      Investments

                                                                       PRINCIPAL OCCUPATION,
                                                                        BUSINESS EXPERIENCE
                          POSITION AND OFFICE      POSITION AND           DURING PAST FIVE         DIRECTOR OF
                               HELD WITH           OFFICE HELD            YEARS AND OTHER          CORPORATION
      NAME AND AGE            SUBSIDIARIES       WITH CORPORATION        DIRECTORSHIPS HELD       OR BANKS SINCE
------------------------  --------------------  ------------------  ----------------------------  --------------
DIRECTORS WHOSE TERMS OF OFFICE EXTEND BEYOND THE ANNUAL MEETING (1):

Mary D. Cohron,           Director of TFBNA;    Director, Class I   Owner, Greencastle Farms,          1979
  age 48                  Director of TTI                             Inc. and The Aerobic
                                                                      Workout

Floyd H. Ellis,           Director of TFBNA;    Director, Class I   President, Warren Rural            1977
  age 69                  Director of TFMC                            Electric Co-op Corporation

David B. Garvin,          Director of TFBNA     Director, Class I   Chairman of the Board,             1989
  age 53                                                              Camping World, Inc.

James D. Scott,           Director of TFBNA;    Director, Class I   Chairman of the Board,             1994
  age 58                  Director of TFMC                            Scotty's Contracting and
                                                                      Stone Company

Thomas R. Wallingford,    Director of TFBNA     Director, Class I   Retired; Former Chairman of        1994
  age 68                                                              the Board and President,
                                                                      Kentucky Community
                                                                      Bancorp, Inc.

C.C. Howard Gray,         Director of TFBNA;    Director, Class     President, James N. Gray           1977
  age 46                  Director of TTI       III                   Construction Co., Inc.

Carroll Knicely,          Director of TFBNA;    Director, Class     President, Associated              1977
  age 67                  Director of TTI       III                   Publications, Inc.; Real
                                                                      estate developer

C. Cecil Martin,          Director of TFBNA     Director, Class     President, Center of               1990
  age 40                                        III                   Insurance, Inc.

Frank Mastrapasqua,       Director of           Director, Class     President, Mastrapasqua &          1991
  age 54                  TFBTn,NA; Director    III                   Associates; Formerly,
                          of TFIS                                     Partner and Director of
                                                                      Research, J.C. Bradford &
                                                                      Co.

-------------

(1) Mr. Lester is currently a Class I director whose term expires in 1998. If elected a Class II director at the Annual Meeting, Mr. Lester will resign as a Class I director.

    If any person or persons other than the nominees named above are nominated as directors, then the proxies named in the enclosed proxy card, or their substitutes, or a majority of them, shall have the right in their discretion to vote cumulatively for some number less than all the nominees named above or for such of the other nominees as they may choose. If any of the nominees named above becomes unwilling or unable to accept nomination or election, then the proxies shall have the right to vote for any substitute nominee in place of the nominee who has become unwilling or unable to accept nomination or election.

    There are no family relationships between any director or executive officer of the Corporation or any nominee. Except as otherwise described herein, there are no arrangements or understandings regarding the election of any of the foregoing nominees as directors. All nominations for membership on the Board of Directors originated with the Board of Directors.

COMMITTEES OF THE BOARD

    The Corporation has an Audit Committee consisting of directors Gray, Knicely and Scott. It is the responsibility of the Audit Committee annually to cause audits to be made by auditors responsible only to the Board of Directors; to review the audits and operational procedures of the Corporation and the Subsidiaries; to ascertain whether the Subsidiaries are being operated in compliance with the requirements of the various regulatory authorities having jurisdiction over the Subsidiaries' operations; to review reports of examinations made by federal and state bank examiners and ascertain that any and all operational deficiencies set forth in such reports are satisfactorily corrected; to review the annual reports submitted by the internal auditors and ascertain that the internal auditors are carrying out internal audit programs that are adequate to verify that the policies and procedures formulated for the operation of the Corporation and the Subsidiaries are being followed and that a sufficient system of internal control is being maintained; and to report its findings to the Board of Directors. The Audit Committee met five times in 1995.

    The Corporation has an Executive Committee consisting of directors Cohron, Ellis, Garvin, Hardcastle, Lester, and Mastrapasqua. It is the responsibility of the Executive Committee to study, advise and make recommendations to the Board of Directors on matters relating to the overall management of the Corporation and the Subsidiaries; to review policies and practices relating to Board functions and banking practices and make recommendations to the Board of Directors as appropriate; and to study, advise and make recommendations to the Board of Directors concerning any acquisitions and mergers contemplated by the Corporation. The Executive Committee met nine times in 1995.

    The Corporation has a Compensation Committee consisting of directors Cohron, Ellis, Garvin, Hardcastle, and Mastrapasqua. It is the responsibility of the Compensation Committee to review and approve issues pertaining to executive compensation. The Compensation Committee met in December 1994 to discuss executive officer salaries for 1995, and in January 1996 to discuss bonuses for 1995. The Compensation Committee did not meet in 1995.

    The Corporation has a Stock Option Committee consisting of directors Cohron, Ellis, Garvin, Hardcastle, and Mastrapasqua. It is the responsibility of the Stock Option Committee to review and approve all issues pertaining to stock options granted or to be granted to the executive officers and employees of the Corporation and the Subsidiaries. The Stock Option Committee met four times in 1995.

    The Corporation has no Nominating Committee. All nominations for membership on the Board of Directors originate with the Board of Directors.

    During 1995, there were thirteen meetings of the Corporation's Board of Directors. Each of the directors attended at least seventy-five percent (75%) of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which he or she was a director, and (2) the total number of meetings held by all committees of the Board on which he or she served.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following table provides certain summary information concerning compensation paid or accrued by the Corporation and its Subsidiaries for the fiscal years ended December 31, 1993, 1994 and 1995, to or on behalf of (i) the Corporation's Chief Executive Officer, and (ii) the other four most highly compensated executive officers of the Corporation (determined as of the end of 1995). These officers are referred to herein as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                     COMPENSATION
                                                                                     -------------
                                                        ANNUAL COMPENSATION           SECURITIES       ALL OTHER
                                                -----------------------------------   UNDERLYING    COMPENSATION (1)
         NAME AND PRINCIPAL POSITION              YEAR     SALARY ($)   BONUS ($)     OPTIONS (#)         ($)
----------------------------------------------  ---------  ----------  ------------  -------------  ----------------
Douglas M. Lester, President and                     1995  $  250,000  $       0         102,000     $   14,420(2)
  Chairman and Chief Executive                       1994     236,000     42,244          10,000         27,458
  Officer                                            1993     236,000          0          10,250         20,978

Vince Berta, Executive Vice                          1995  $  170,000  $       0          44,000     $    6,231(4)
  President (3)                                      1994     134,000     22,540           6,000         13,459
                                                     1993      88,940     20,000               0          5,790

Barry D. Bray, Executive Vice                        1995  $  168,100  $       0           5,000     $    6,585(5)
  President and Chief Credit                         1994     164,000     26,404           3,000         18,169
  Officer                                            1993     164,000          0           6,250         20,958

Michael J. Moser, Senior Vice                        1995  $  123,500  $       0          44,000     $    5,000(7)
  President (6)                                      1994      49,923     35,009           4,000            237
                                                     1993
Ronald Szejner, Executive Vice                       1995  $  108,400  $  58,065(9)       37,000     $    1,766(10)
  President and Chief Trust                          1994
  Officer (8)                                        1993

------------

 (1) Information concerning the Corporation's annual contribution to the Corporation's Employee Stock Ownership Plan for 1995 is not yet available.
 (2) Consists of the Corporation's matching contribution to the Corporation's Savings Investment Plan in the amount of $6,000, premiums in the amount of $1,440 paid by the Corporation for term life insurance for the benefit of Mr. Lester, and premiums in the amount of $6,980 paid by the Corporation for long term disability insurance for the benefit of Mr. Lester.
 (3) Mr. Berta joined the Corporation in April 1993.
 (4) Consists of the Corporation's matching contribution to the Corporation's Savings Investment Plan in the amount of $6,000 and premiums in the amount of $231 paid by the Corporation for term life insurance for the benefit of Mr. Berta.
 (5) Consists of the Corporation's matching contribution to the Corporation's Savings Investment Plan in the amount of $6,000 and premiums in the amount of $585 paid by the Corporation for term life insurance for the benefit of Mr. Bray.
 (6) Mr. Moser joined the Corporation in July 1994.
 (7) Consists of the Corporation's matching contribution to the Corporation's Savings Investment Plan in the amount of $4,560 and premiums in the amount of $440 paid by the Corporation for term life insurance for the benefit of Mr. Moser.
 (8) Mr. Szejner joined the Corporation in March 1995.
 (9) Signing bonus.

(10) Consists of the Corporation's matching contribution to the Corporation's Savings Investment Plan in the amount of $1,369 and premiums in the amount of $397 paid by the Corporation for term life insurance for the benefit of Mr. Szejner.

STOCK OPTIONS

    The following table contains information concerning the grant of stock options to the Named Executive Officers during the fiscal year ending December 31, 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS                                 POTENTIAL REALIZABLE
                             -----------------------------------------------                    VALUE AT ASSUMED
                                                    PERCENT OF                                  ANNUAL RATES OF
                                                      TOTAL                                       STOCK PRICE
                                  NUMBER OF          OPTIONS                                      APPRECIATION
                                  SECURITIES        GRANTED TO                                  FOR OPTION TERM
                                  UNDERLYING       EMPLOYEES IN   EXERCISE     EXPIRATION   ------------------------
           NAME               OPTIONS GRANTED(#)   FISCAL YEAR   PRICE($/SH)      DATE        5%($)        10%($)
---------------------------  --------------------  ------------  -----------  ------------  ----------  ------------

                                     4,000(1)            0.91%    $   5.625      7/31/1995  $        0  $          0
                                     7,000(2)            1.59%       13.00        1/3/2005  $   57,229       145,031
                                    91,000(3)           20.71%       17.85       2/10/2005     580,562     1,886,605
Douglas M. Lester
                                     7,000(2)            1.59%    $  13.00        1/3/2005  $   57,229  $    145,031
                                    37,000(3)            8.42%       17.85       2/10/2005     236,053       767,081
Vince Berta
Barry D. Bray                        5,000(2)            1.14%    $  13.00        1/3/2005  $   40,878  $    103,593
Michael J. Moser                     7,000(2)            1.59%    $  13.00        1/3/2005  $   57,229  $    145,031
                                    37,000(3)            8.42%       17.85       2/10/2005     236,053       767,081
Ronald Szejner                      37,000(3)            8.42%    $  16.875      3/27/2005  $  223,159  $    725,182

------------

(1) Under the terms of Mr. Lester's Employment Agreement, Mr. Lester is granted on January 1 of each year during the term of the Agreement, subject to certain limitations, a nontransferable right to purchase annually 4,000 shares of Common Stock at $5.625 per share exercisable only during the month of July, and only so long as Mr. Lester is then employed by the Corporation or TFBNA. Mr. Lester's right to purchase stock annually is not cumulative. However, if the Corporation were to liquidate, dissolve, or merge or combine into another corporation, Mr. Lester's right to purchase Common Stock during the unexpired term of the Employment Agreement would be immediately accelerated so that he may exercise his option to purchase that total number of shares, as to which he has not previously forfeited options, for which he would otherwise have had options had he remained employed throughout the then current term of the Employment Agreement. The options granted Mr. Lester are nontransferable and the death of Mr. Lester or the termination of Mr. Lester's employment under the Employment Agreement, whether voluntary or involuntary and whether with or without cause, will terminate all rights and options not previously exercised by Mr. Lester. In no event shall Mr. Lester have the option to purchase shares as would cause, immediately after the exercise of the option, the total number of shares owned by Mr. Lester, or subject to options exercisable by Mr. Lester, to exceed 5% of the total combined voting power of all classes of the Corporation's Common Stock. In July 1995, Mr. Lester exercised the option listed in the table above. The market price of the Common Stock on the date of grant was $13.00 per share. See "Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values."
(2) Option granted under the Corporation's Incentive Stock Option Plans. One-third of the option may be exercised on or after January 3, 1997, a second one-third may be exercised on or after January 3, 1998, and the final one-third may be exercised on or after January 3, 1999. The exercise date of the option may, at the discretion of the Stock Option Committee, be accelerated upon the occurrence of a Change in Control of the Corporation, as defined in the Plans. See "Employment Contracts and Termination of Employment and Change in Control Arrangements."
(3) Option granted under the Corporation's 1995 Executive Stock Option Plan. The option becomes exercisable on the third anniversary of the date of grant. The exercise date of the option will be accelerated upon the occurrence of a Change in Control of the Corporation, as defined in the Plan. See "Employment Contracts and Termination of Employment and Change in Control Arrangements."

OPTION EXERCISES AND HOLDINGS

    The following table provides information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year ending December 31, 1995, and unexercised options held as of December 31, 1995:

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF            VALUE OF
                                                                     SECURITIES           UNEXERCISED
                                                                     UNDERLYING          IN-THE-MONEY
                                                                     UNEXERCISED          OPTIONS AT
                                                                     OPTIONS AT           FISCAL YEAR
                                                                 FISCAL YEAR END(#)        END($)(2)
                                      SHARES                     -------------------  -------------------
                                    ACQUIRED ON       VALUE         EXERCISABLE/         EXERCISABLE/
              NAME                  EXERCISE(#)   REALIZED($)(1)    UNEXERCISABLE        UNEXERCISABLE
---------------------------------  -------------  -------------  -------------------  -------------------

Douglas M. Lester                        7,110      $  41,551         21,354/104,084     $124,158/$45,808
                                         4,000      $  39,500
                                         3,474      $  31,485
Vince Berta                                  0      $       0           2,000/48,000       $2,750/$40,550
Barry D. Bray                                0      $       0           29,594/9,084     $144,206/$31,033
Michael J. Moser                             0      $       0               0/48,000           $0/$45,550
Ronald Szejner                               0      $       0               0/37,000           $0/$37,000

------------

(1) Market price at time of exercise less exercise price.
(2) Market value of underlying securities at December 31, 1995 minus the exercise price at December 31, 1995.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

    Mr. Lester has an Employment Agreement with the Corporation and TFBNA pursuant to which Mr. Lester is employed as the Chairman of the Board and Chief Executive Officer of the Corporation and TFBNA and as President of the Corporation. Mr. Lester's Employment Agreement has an initial three-year term, renewable annually such that the outstanding term continues to be three years. If the Employment Agreement is not renewed by the Corporation or TFBNA, or if the Corporation or TFBNA terminates the Employment Agreement without cause, as defined therein, then Mr. Lester will be entitled to receive, as severance pay, his base salary for the unexpired term of the Employment Agreement. Mr. Lester may terminate his employment and the Employment Agreement at any time upon 60 days written notice to the Corporation, in which event all rights to compensation and fringe benefits will terminate. Mr. Lester's base salary under the Employment Agreement is established by the Board of Directors of the Corporation at the commencement of each year, and for the fiscal year ending December 31, 1995 was $250,000. Under the terms of Mr. Lester's Employment Agreement, Mr. Lester is entitled, subject to certain limitations, to a nontransferable right to purchase annually 4,000 shares of Common Stock at $5.625 per share. See footnote 1 to the table "Option Grants in Last Fiscal Year".

    Upon a Change in Control of the Corporation, as hereafter defined, the exercise dates of all outstanding options under the Corporation's 1995 Executive Stock Option Plan will accelerate, and the exercise dates of outstanding options under the Corporation's incentive stock option plans may be accelerated, at the discretion of the Stock Option Committee. To the extent that exercise dates of outstanding options are accelerated, each affected option may be exercised on or after the date of the Change in Control. In addition, the shares subject to the Corporation's stock option plans will be automatically converted into and replaced by shares of common stock or other equity securities having rights and preferences no less favorable than common stock of the successor, and the number of shares subject to the options and the purchase price per share upon exercise of the options will be correspondingly adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option.

    For purposes of the 1995 Executive Stock Option Plan, a Change in Control of the Corporation means:

    (a) any share exchange or merger or consolidation to which the Corporation or a significant subsidiary of the Corporation is a party, or any purchase or other acquisition of substantially all of the business or assets of the Corporation or of any significant subsidiary, in any transaction or series of transactions, by another corporation or entity, if either (i) the Corporation will not be the surviving or acquiring corporation or will not own 100% of the outstanding capital stock of the surviving, acquiring or transferee corporate entity immediately following the consummation of the transactions contemplated by the plan or agreement of exchange, merger, consolidation, or sale of assets; or (ii) there will be a 25% change in the proportionate ownership of outstanding shares of voting stock of the Corporation as a result of the transactions contemplated by such plan or agreement of exchange, merger, consolidation or sale of assets;

    (b) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as that term is used in
       Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder) of stock of the Corporation entitled to cast more than 20% of the votes at the time entitled to be cast generally for the election of directors;

    (c) more than 50% of the members of the Board shall not be Continuing Directors (meaning the directors of the Corporation (i) who were members of the Board on February 1, 1995, (ii) who subsequently became directors of the Corporation by a vote of the majority of the Continuing Directors then on the Board of Directors, or (iii) whose election or nomination for election by the Corporation's shareholders was approved by a vote of a majority of the Continuing Directors then on the Board of Directors); or

    (d) the Board or the shareholders of the Corporation approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above.

    For purposes of the Corporation's incentive stock option plans, a Change in Control of the Corporation means:

    (a) any share exchange or merger or consolidation of the Corporation or a significant subsidiary of the Corporation if either (i) the Corporation will not be the surviving or acquiring corporation or will not own 100% of the outstanding capital stock of the surviving or acquiring corporation following the consummation of the transactions contemplated by the plan or agreement of exchange, merger or consolidation, or (ii) there will be a substantial change in the proportionate ownership of outstanding shares of voting stock of the Corporation as a result of the transactions contemplated by such plan or agreement of exchange, merger or consolidation;

    (b) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Corporation or a subsidiary of the Corporation followed by a liquidation of the Corporation;

    (c) the commencement of any tender offer, exchange offer or other purchase offer for, and/or any agreement to purchase, as much as (or more than) 25% of the outstanding Common Stock of the Corporation or a subsidiary of the Corporation; or

    (d) the Board or the shareholders of the Corporation approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above.

    Eighteen officers of the Corporation and its subsidiaries have nonqualified deferred compensation agreements with the Corporation or its subsidiaries, whereby the officers will receive deferred compensation upon retirement at age 65, death prior to age 65, or termination for any reason following a Change of Control of the Corporation. All benefits under each agreement are forfeited if the employee commits suicide, the employee's employment is terminated for any reason other than death or Change of Control of the Corporation, or the employee competes with the Corporation in violation of the noncompete provisions contained in the agreements.

REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    This report reflects the Corporation's compensation policies with respect to its executive officers, as endorsed by the Compensation Committee of the Board of Directors, and the resulting actions taken by the Corporation for the reporting periods shown in the various compensation tables supporting this report.

    The Corporation through its executive compensation policies seeks to provide compensation that will enable the Corporation to compete for and retain talented executives who are critical to the Corporation's long-term success, support a pay for performance policy, motivate key senior officers to achieve strategic business initiatives and reward them for their achievements, and align the interests of executives with the long-term interests of shareholders through opportunities that can result in ownership of Common Stock.

    At present, the executive compensation program of the Corporation is comprised of salary, annual cash incentive opportunities, long term incentive opportunities in the form of stock options, and certain broad based employee benefit plans in which the executive officers participate, primarily the Corporation's Savings Investment Plan and Employee Stock Ownership Plan. The Compensation Committee received the results of a compensation study performed by an independent compensation consulting firm commissioned by the Board of Directors, and for 1995 the executive compensation policies of the Corporation and compensation decisions with respect to the Corporation's executive officers reflected, in part, the results of the compensation study.

    Annual cash incentives for the Corporation's executive officers and certain other employees are determined under the Corporation's Performance Incentive Plan. Under this Plan, the Corporation's and the Banks' performance each year is measured against goals established in the Plan, in order to determine the cash incentives to be awarded. The Plan established fixed goals for the following criteria: (i) growth in the Corporation's earnings per share, (ii) the
Corporation's return on equity, and (iii) the Corporation's operating efficiency. The Plan also provides for cash incentives based on the number of acquisitions of financial institutions completed. Finally, the Plan establishes goals at certain percentages over the Corporation's annual budget, which is reviewed and approved each year by the Board of Directors of the Corporation, in the following categories: (a) the Banks' return on assets, (b) the Banks' deposit growth, and (c) the Banks' operating efficiencies. The categories and goals applicable to each of the participating officers and employees were determined based on that officer's or employee's position in the Corporation and his or her resulting ability to affect the outcome of the Corporation or the Banks with respect to those goals. Cash incentives for a participant were determined as a percentage of his or her base salary on a sliding scale depending on the performance in the categories applicable to that participant. For each of the categories, a minimum performance target was established, below which no cash incentive would be awarded, and a maximum potential cash incentive award was also established. The cash incentive to be awarded to the participant equals the sum of the incentives determined with respect to each pertinent category.

    For the executive officers of the Corporation, goals were established in the categories of (i) growth in the Corporation's earnings per share over the prior fiscal year, (ii) the Corporation's return on equity, (iii) the Corporation's overall operating efficiency, and (iv) acquisitions of financial institutions completed. The Corporation fulfilled the minimum criteria in the category of return on equity; however, Management recommended to the Compensation Committee, and the Compensation Committee accepted such recommendation, that no cash incentive payments be made to any of the executive officers of the Corporation for 1995. Management's recommendation was based on the overall performance of the Corporation during fiscal year 1995.

    Stock option grants under the Corporation's incentive stock option plans provide the right to purchase shares of Common Stock at a minimum of the fair market value on the date of grant (which is defined as the closing high price or the average of the bid and asked price on the previous trading day). Options under these plans are not exercisable during the first two years after the date of grant of the option. The option grants cover shares of Common Stock authorized under stockholder approved plans. The number of shares covered by each grant reflects the Stock Option Committee's assessment of the individual's relative value to the Corporation, with input from the Chief Executive Officer with respect to all awards other than those to the Chief Executive Officer, with no specific quantitative criteria determinative.

    Stock option grants under the Corporation's 1995 Executive Stock Option Plan have an exercise price equal to 120% of the fair market value on the date of grant (which is defined as the closing high price or the average of the closing bid and asked price on the previous trading day), and provide an incentive to certain key executive officers of the Corporation to remain in the employ of the Corporation and to use their best efforts on its behalf. Options granted under this Plan are not exercisable during the first three years after the date of grant of the option. The Plan Committee determines the executive officers who will receive options, and the number and terms of options granted to such executive officers. The recipients of and number of shares covered by each option grant reflect the Plan Committee's assessment of the executive officer's relative value to the Corporation and his or her ability to significantly affect the profitability of the Corporation. In making these decisions, the Plan Committee considers the recommendations of the Chief Executive Officer with respect to all awards other than those to the Chief Executive Officer.

    Awards under the Corporation's Employee Stock Ownership Plan and Savings Investment Plan are based on a percentage of the base salary of each of the executive officers as determined under the respective plan. The Corporation's contributions to these Plans are invested in the Corporation's Common Stock.

    The Chief Executive Officer's salary was based principally on his rights under his Employment Agreement with the Corporation, dated January 1, 1991, which is described elsewhere in the Proxy Statement. Under the Employment Agreement, the Compensation Committee established Mr. Lester's minimum annual base salary for 1995 at $250,000. This resulted in an increase of $14,000 over Mr. Lester's base salary for 1994. This increase reflected the Compensation Committee's determination of Mr. Lester's relative value to the Corporation, including the profitability of the Corporation during 1994. In establishing this increase, the Compensation Committee took into consideration the information available from the compensation study; however, no specific quantitative criteria were determinative.

    Under Mr. Lester's Employment Agreement, on January 1, 1995, Mr. Lester was granted an option to acquire 4,000 shares of the Corporation's common stock exercisable in July 1995. Mr. Lester exercised the option, which had an exercise price equal to (i) 69% of the market price of the Corporation's stock on January 1, 1991, the date the Employment Agreement was executed, and (ii) 36% of the market price of the Corporation's Common Stock on the date of exercise. Thus, the amount realized by Mr. Lester upon exercise of the option resulted in part from appreciation in the Corporation's Common Stock price during Mr. Lester's tenure with the Corporation. The Compensation Committee believes that the grant, as well as grants made to Mr. Lester under the Corporation's incentive stock option plans and the Corporation's 1995 Executive Stock Option Plan, further encourages long-term performance, promotes management retention and aligns shareholders' and management's interests in the performance of the Corporation's Common Stock.

    Submitted by the Compensation Committee of the Board of Directors

Mary D. Cohron                 Floyd H. Ellis
David B. Garvin                Charles A. Hardcastle
Frank Mastrapasqua

PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the Nasdaq Market Index and a peer group index for the period of five fiscal years commencing January 1, 1991 and ending December 31, 1995. The peer group used in the peer group index, the MG Industry Group 045-East South Central Banks, consists of Alabama National Bancorp, AmSouth Bancorp, Banco Central Hispano, Bancorp South, Bank of Nashville, Cardinal Bancshares, CBT Corporation, Colonial BancGroup, Compass Bancshares, Deposit Guaranty Corporation, Farmers Capital Bank Corporation, First American Corporation, First City Bancorp, First Federal Financial, First Tennessee National Corporation, Fort Thomas Financial Corporation, Gateway Bancorp, Hancock Holding Company, Kentucky Enterprise Bancorp, Kentucky First Bancorp, Leader Financial Corporation, LFS Bancorp, Mid America Bancorp, National Commerce Bancorporation, Peoples Banctrust Company, Peoples First Corporation, Peoples Holding Company, Pikeville National Corporation, Regions Financial Corporation, S.Y. Bancorp, South Alabama Bancorp, Southern Banc Company, Southfirst Bancshares, SouthTrust Corporation, TF Financial Corporation, Trans Financial, Inc., Trustmark Corporation and Union Planters Corporation.

    The performance graph assumes that (i) $100 was invested on January 1, 1991, and (ii) dividends were reinvested during each fiscal year presented.

                               PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 1990     1991     1992     1993     1994     1995
Trans Financial Bancorp, Inc.   $100.00  $152.67  $200.27  $223.79  $183.01  $261.40
MG Industry Group 045-          $100.00  $163.59  $169.68  $179.35  $180.09  $241.99
East South Central Banks
NASDAQ Market Index             $100.00  $128.38  $129.64  $155.50  $163.26  $211.77

DIRECTOR COMPENSATION

    Non-employee directors of the Corporation receive an annual fee of $2,400, plus a fee of $250 for each regular Board of Directors meeting attended, $350 for each special Board of Directors meeting attended, and $150 for each Committee meeting attended. Only one fee is paid for joint committee meetings. Salaried employees of the Corporation or of its subsidiaries who also serve as directors receive no additional compensation for their services as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Directors Cohron, Ellis, Garvin, Hardcastle and Medalie served as members of the Compensation Committee of the Board of Directors during the Corporation's last fiscal year ended December 31, 1995.

    Mr. Hardcastle, a director of the Corporation, of TFBNA and of TTI and a member of the Executive, Compensation and Stock Option Committees, is the owner of B.G. Paper Company, from which the Corporation purchases paper and other supplies. The aggregate amount of payments made to B.G. Paper Company during 1995 was $61,057.01.

    A son-in-law of Floyd Ellis, who is a director of the Corporation, of TFBNA and of TFMC and a member of the Executive, Compensation and Stock Option
Committees, is part owner of Davis Stokes Chilton Collaborative PSC, an architectural firm that provided architectural design and engineering services to the Corporation and its subsidiaries. The aggregate amount of fees paid to Davis Stokes Chilton Collaborative PSC during 1995 was $105,786.20.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

    The Subsidiaries have had and expect to have in the future business and banking transactions in the ordinary course of business with certain of their directors and executive officers and their associates, as well as with corporations with which they are connected as directors, officers or shareholders. The banking transactions between the Banks and the directors and executive officers were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management of the Corporation and the Banks, such banking transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

    The spouse of Mr. Martin, a director of the Corporation and of TFBNA, is the owner of approximately fifteen percent (15%) of Plaza Shopping Center of Elizabethtown, Inc., which leases a building to TFBNA for use as an operations facility. The aggregate amount of payments made under the lease in 1995 was $168,150.12, and the aggregate amount of payments due under the lease for the current term, which expires May 31, 2008, is $2,243,588.37. The Corporation believes that the terms and conditions of its relationship with Plaza Shopping Center of Elizabethtown, Inc. are as favorable as those which could have been obtained from a third party.

    Mr. Martin is the part owner of an insurance agency, Center of Insurance, Inc., through which the Corporation and its Subsidiaries purchased insurance in 1995. Total insurance premiums paid to Mr. Martin's insurance agency during 1995 were approximately $392,624.59.

    Mr. Mastrapasqua, a director of the Corporation, of TFBTn,NA and of TFIS and a member of the Executive, Compensation and Stock Option Committees, is the owner of Mastrapasqua & Associates, Inc., an investment advisory and research company which has entered into agreements with the Corporation and TFBNA to (i) provide investment advisory services to the Corporation and to the Trust Department of TFBNA, and (ii) to act as subadviser for Trans Adviser Funds, Inc., an open-ended management company organized under the Investment Company Act of 1940 for which TFBNA acts as investment adviser. The aggregate amount of fees paid to Mastrapasqua & Associates, Inc. during 1995 was $324,028.27.

    Mastrapasqua & Associates, Inc. also subleased from the Corporation certain furniture and office space in the Palmer Plaza office building in Nashville, Tennessee and paid as rental one-half of the rent payable by the Corporation. The aggregate amount of payments made by Mastrapasqua & Associates, Inc. to the Corporation under the sublease for this furniture and office space in 1995 was $83,531.36. The Corporation's obligations under the leases for this furniture and office space were assumed as of November 1, 1995 by 814 Church Street L.L.C. (see below), and as a result Mastrapasqua & Associates, Inc. has no remaining liability to the Corporation for its sublease with the Corporation. The Corporation believes that the terms and conditions of its relationship with Mastrapasqua & Associates, Inc. are as favorable as those which could have been obtained from a third party.

    Mr. Mastrapasqua is also the owner of 814 Church Street L.L.C., a limited liability company that owns the real estate and improvements at 814 Church Street, Nashville, Tennessee, in which the Corporation leases space for a branch office of TFBTn,NA, offices for the Trust Department of TFBNA, and offices for TFIS. The Corporation occupied this space in October 1995. The aggregate amount of rent paid to 814 Church Street L.L.C. during 1995 was $57,337.00, and the aggregate amount of payments due to 814 Church Street, L.L.C. under this lease for the current term, which expires October 31, 2010, is $6,037,136.50. As part of this lease arrangement, 814 Church Street, L.L.C. assumed all of the Corporation's liability for lease payments for the furniture and office space in the Palmer Plaza office building described in the preceding paragraph. The Corporation's liability for these lease payments which was assumed by 814 Church Street L.L.C. (net of the amount which was payable to the Corporation by Mastrapasqua & Associates, Inc. under the sublease described above), totaled $24,589.08 for 1995 and $172,603.56 for the remainder of the lease term, which expires February 28, 1997. The Corporation believes that the terms and conditions of its relationship with 814 Church Street, L.L.C. are as favorable as those which could have been obtained from a third party.

    Mr. Van Meter, a director of the Corporation, of TFBNA and of TFMC, was one of several joint owners of a parcel of land in Bowling Green, Kentucky, which the Corporation purchased on June 26, 1995 for $450,000. The Corporation obtained purchase price information for other parcels of land in the same development, and the purchase price per square foot paid by the Corporation was commensurate with other per square foot prices recently paid for other parcels in the development, and was below the per square foot price paid by another buyer of a parcel in the same development within two months of the Corporation's purchase.

    Mr. Van Meter is also part owner of an insurance agency, Van Meter Insurance Agency, through which the Corporation purchases insurance. Total insurance premiums paid for insurance purchased through Mr. Van Meter's insurance agency during 1995 were approximately $315,504.

    Other transactions between the directors and the Corporation or the Subsidiaries are described under Compensation Committee Interlocks and Insider Participation.

                                  PROPOSAL II
                        APPROVAL OF TRANS FINANCIAL INC.
                       DIRECTORS STOCK COMPENSATION PLAN

    The Board of Directors of the Corporation approved, subject to the approval of its shareholders, the Trans Financial, Inc. Directors Stock Compensation Plan (the "Directors Plan"), effective January 1, 1996. The purpose of the Directors Plan is to provide non-employee directors and advisory directors of the Corporation and of its subsidiaries with a means of increasing their proprietary interest in the Corporation, to retain and motivate their continuing service to the Corporation and its subsidiaries, and to increase their incentive to work toward the attainment of the long-term growth and profit of the Corporation. The participating directors and advisory directors will receive all payment for their services as directors or advisory directors in the form of shares of Common Stock under the Directors Plan as of the effective date or dates provided in the resolutions of the applicable Board of Directors adopting the Plan. It is anticipated that the Corporation and the Subsidiaries will establish an effective date for their directors and advisory directors, of no later than May 1, 1996.

    At the Annual Meeting, the shareholders of the Corporation will be asked to approve the Directors Plan. Approval of the Directors Plan by the Corporation's shareholders is required if directors of the Corporation who receive grants of stock are to be eligible for the exemption provided by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934. Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy form to vote shares covered by properly executed proxies in favor of the Directors Plan.

SUMMARY OF THE DIRECTORS PLAN

    After the Board of Directors of the Corporation or of any Subsidiary adopts the Directors Plan and establishes an effective date with respect to its directors and advisory directors, those directors and advisory directors participating in the Directors Plan will receive their compensation for services as a director or advisory director solely in the form of shares of the Corporation's Common Stock. The number of shares to be awarded to each individual is determined by dividing the amount of director's fees earned by the individual during the calendar year, by the fair market value of the shares. For purposes of the Directors Plan, the fair market value of the shares equals the average of the daily closing prices per share of the

Common Stock for the calendar year, as reported by Nasdaq. If this calculation results in a fractional share, the director or advisory director shall receive in cash the fair market value of the fractional share. Calculations for the first year of the Directors Plan may be based on a period shorter than the entire calendar year.

    Directors and advisory directors who are employees of the Corporation or its subsidiaries do not receive any fees for their services as directors or advisory directors, and are specifically excluded from participation in the Plan. Advisory directors of the Corporation will be given the option of participating in the Directors Plan. In addition, certain advisory directors of the Banks have binding deferred compensation agreements with the Banks, and will not receive shares of Common Stock for that portion of their compensation that is subject to the deferred compensation agreements.

    Approximately 100 individuals will be eligible to participate in the Directors Plan. The non-employee directors of the Corporation, as a group, may receive up to $160,400 worth of Common Stock each year under the Directors Plan, based on the current compensation paid to such directors. At a fair market value of $17.125 per share of Common Stock (the closing price per share of the Common Stock on March 1, 1996), the Corporation would issue an aggregate of 9,366 shares of Common Stock each year under the Plan to such non-employee directors.

RESERVATION OF SHARES

    The total number of shares reserved for grant under the Directors Plan may not exceed 300,000. Those shares will consist of authorized but unissued shares of the Corporation's Common Stock. If the outstanding shares of the Corporation's Common Stock are changed because of a stock dividend, stock split, recapitalization, merger, consolidation, combination, stock rights plan or exchange of shares or other similar corporate change, the aggregate number of shares which may be issued under the Directors Plan will be adjusted proportionately.

RESTRICTIONS ON TRANSFER

    The shares granted under the Directors Plan may not be sold by the recipients unless (i) there is in effect a registration statement under the Securities Act of 1933 and any applicable state securities laws relating to such shares (the "Securities Laws"), or (ii) there is available another exemption from the restrictions on sale set forth in the Securities Laws. If the Directors Plan is approved by the shareholders at the Annual Meeting, the Corporation intends to file a registration statement under the Securities Act of 1933 with respect to the shares to be granted under the Directors Plan.

AMENDMENT AND TERMINATION

    The Board of Directors of the Corporation may amend, suspend or discontinue the Directors Plan at any time. The Directors Plan may not, however, be amended without shareholder approval if such approval is necessary to ensure that the Directors Plan qualifies under the Securities and Exchange Commission's Rule 16b-3.

                                 VOTE REQUIRED

    The adoption of this proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation present or represented, and entitled to vote on the proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

    For the years ended December 31, 1993, 1994 and 1995, the accounting firm of KPMG Peat Marwick LLP served as the Corporation's and the Banks' independent public accountants and auditors. Upon the recommendation of management, the Board of Directors has approved the selection of KPMG Peat Marwick LLP to serve as the Corporation's independent public accountants and auditors for the year ending December 31, 1996.

    A representative from the firm of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be available to make a statement should he desire to do so, and to respond to questions of the shareholders.

                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

    In order to be included in the Corporation's proxy statement and proxy for the annual meeting of the shareholders of the Corporation in 1997, any proposals which a shareholder intends to present at that meeting must be received by the Secretary of the Corporation not later than November 8, 1996.

    Any shareholder may strike out the names of the proxies designated by the Board of Directors on the form of proxy and may write in and substitute the name of any other person and may deliver the revised form of proxy to such other person whom the shareholder may wish to designate as proxy for the purpose of representing the shareholder at the Annual Meeting.

    At the time of preparation of this proxy material, the Corporation knows of no other matters to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card intend to vote the shares represented thereby in accordance with their judgment.

                                          By Order of the Board of Directors,
                                          Jay B. Simmons
                                          Secretary
Bowling Green, Kentucky
March 8, 1996

                          DIRECTORS STOCK COMPENSATION PLAN


SECTION 1.     PURPOSE.

     The purpose of the Directors Stock Compensation Plan (the "Plan") is to promote the long-term continuing success of Trans Financial, Inc. (the "Corporation") and its shareholders by attracting and retaining non-employee directors and advisory directors capable of furthering the future success of the Corporation and by aligning their economic interests more closely with those of the Corporation's shareholders.


SECTION 2.     ADMINISTRATION.

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Corporation (the "Committee"). The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting, including a telephonic meeting, at which a majority of its members are present or by a written consent signed by all of its members. The Committee may appoint individuals to act on its behalf in the administration of the Plan; PROVIDED, HOWEVER, that except as otherwise provided by the Plan, the Committee shall have the sole, final and conclusive authority to administer, construe and interpret the Plan. Notwithstanding anything contained in this section to the contrary, no member of the Committee may vote or act with respect to any administrative decision or interpretation which directly or indirectly affects his or her, but not all directors', interests under the Plan.


SECTION 3.     PARTICIPANTS.

     Participation in the Plan is limited to directors of the Corporation and directors and advisory directors of its subsidiaries, and such other advisory or honorary directors of the Corporation or of its subsidiaries as the Committee shall determine from time to time. No person who is also an employee of the Corporation or of any subsidiary, within the meaning of the Employee Retirement Income Security Act of 1974, as amended, shall be eligible to participate in the Plan. Eligible individuals who are participating under the Plan, as provided herein, shall be referred to herein as "Directors."

SECTION 4.     EFFECTIVE DATE.

     The Plan shall become effective on January 1. 1996, subject to the approval of the affirmative vote of the holders of a majority of the shares of the Corporation's common stock present or represented and entitled to vote at the annual meeting of the Corporation's shareholders to be held on April 22, 1996, or at any adjournment thereof. Notwithstanding the foregoing, this Plan shall become effective, subject to shareholder approval as hereinafter provided, as to directors and advisory or honorary directors of the Corporation and each of its subsidiaries at such time or times as the board of directors of the Corporation or of such subsidiary, as the case may be, shall establish by resolution.


SECTION 5.     SHARES SUBJECT TO PLAN.

     The total number of shares that may be granted under the Plan may not exceed 300,000 shares of the Corporation's Common Stock ("Shares"), subject to adjustment as provided in Section 8 hereof. Shares shall consist of authorized but unissued Shares not reserved for any other purpose.


SECTION 6.     GRANT OF SHARES.

     A. Each Director shall be granted, without any further action or authorization, Shares as his or her only compensation for regular services performed as a director or advisory or honorary director from the effective date of the Plan with respect to such Director (or from the date he or she became a Director, if he or she is elected after such effective date), to the expiration of his or her term of office; provided, however, that any Director who receives remuneration from a subsidiary of the Corporation pursuant to a binding deferred compensation agreement between the subsidiary and such Director shall not receive Shares pursuant to this Plan for that portion of his or her remuneration that is subject to such agreement, so long as such agreement remains in effect.

     B. Shares shall be issued as of the first business day of each year with respect to remuneration payable with respect to services performed during the preceding year.

     C. The number of Shares to be issued to each Director shall be determined by dividing (i) the amount of remuneration earned by the Director in the immediately preceding year (including retainer fees, if applicable) from the Corporation and its subsidiaries for services as a director or advisory or honorary director in such year, by (ii) the "average fair market value per share". "Average fair market value per share" shall mean the average of the closing prices per share of Common Stock for each of the trading days during the preceding year, as reported by NASDAQ; provided, however, that with respect to Shares issuable in 1997 to any Director for services rendered in 1996, "average fair market value per share" shall mean the average of the closing prices per share of Common Stock for each trading day during 1996 on and after the effective date of the Plan with respect to such Director. If the above quotient produces a fractional Share, the

Director shall receive the cash value of such fractional Share, based on the average fair market value per share, instead of receiving such fractional Share.

     D. In the event of the death of a Director prior to his or her grant of Shares for any calendar year, any Shares otherwise payable to such Director shall be issued to the Director's estate.


SECTION 7.     OBLIGATION TO DELIVER SHARES.

     The Corporation's obligation to deliver Shares shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be deemed necessary or appropriate by the Corporation, including, among others, such steps as counsel for the Corporation shall deem necessary or appropriate to comply with the requirements of relevant securities laws. This obligation shall also be subject to the condition that any Shares reserved for issuance under the Plan shall have been duly listed on the NASDAQ Stock Market or any national securities exchange which then constitutes the principal trading market for the Shares.


SECTION 8.     ADJUSTMENTS.

     The number and kind of Shares which shall be automatically granted to each Director shall be automatically adjusted to prevent dilution or enlargement of the rights of Directors in the event of any changes in the number or kind of outstanding Shares resulting from a merger, recapitalization, stock exchange, stock split, stock dividend, other extraordinary dividend or distribution, corporation division or other changes in the Corporation's corporate or capital structure.


SECTION 9.     NO FORFEITURE.

     None of the Shares granted under this Plan shall be subject to forfeiture upon the termination of a Director's service prior to completion of his or her term.


SECTION 10.    COMPLIANCE WITH SECURITIES LAWS.

     Upon the issuance of Shares under this Plan at a time when there is not in effect a registration statement under the Securities Act of 1933 and any applicable state securities laws (the "Securities Laws") relating to the Shares, the Shares may be issued only if the Director represents and warrants to the Corporation that the Shares are being acquired for investment and not with a view to the distribution thereof. The Shares shall contain such legends or other restrictive endorsements as counsel for the Corporation shall deem necessary or proper.

SECTION 11.    WITHHOLDING TAXES.

     The Corporation shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal , state or local income or other taxes incurred by reason of the issuance of Shares under this Plan, including requiring a Director to reimburse the Corporation for any taxes required to be withheld or otherwise deducted and paid by the Corporation in respect of the issuance of Shares or withholding Shares equal to the taxes, if any, then required by applicable federal, state and local law to be withheld or otherwise deducted.


SECTION 12.    AMENDMENT AND TERMINATION.

     The Board of Directors of the Corporation may at any time amend, suspend or discontinue the Plan, provided that, if shareholder approval of such action is necessary in order to ensure compliance with Rule 16b-3, such action shall be subject to approval by the holders of the shares of the Corporation' Common Stock by the vote and in the manner required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). In no event may the Board of Directors amend any provision of the Plan that constitutes a "Plan provision" referred to in Rule 16b-3(c)(2)(ii)(B) more frequently than once every six months (other than to comport with any changes in the Internal Revenue Code of 1986, as amended).


SECTION 13.    COMPLIANCE WITH RULE 16b-3.

     The Corporation intends that the Plan and all transactions hereunder meet all of the requirements of Rule 16b-3, and that any Director shall not, as a result of any grant hereunder, lose his or her status as a "disinterested person" as defined in Rule 16b-3. Accordingly, if any provision of the Plan does not meet a requirement of Rule 16b-3 as then applicable to any such transaction, or would cause a Director not to be a "disinterested person," such provision shall be construed or deemed amended to the extent necessary to meet such requirement and to preserve such status.


SECTION 14.    GENERAL.

     A. This Plan shall not impose any obligations on the Corporation or any subsidiary to retain any Director as a director or advisory or honorary director, nor shall it impose any obligation on the part of any Director to remain as a director or advisory or honorary director of the Corporation or of any subsidiary.

     B. Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Corporation and any Director, the executor, administrator or other personal representative of such Director, or any other persons. To the extent that any Director or his or her executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Corporation pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

     C. The Plan shall be applied and construed in accordance with and governed by the law of the Commonwealth of Kentucky and applicable Federal law.

     D. The Plan shall be binding upon the successors and assigns of the Corporation and of each subsidiary of the Corporation which adopts the provisions hereof.

     E. No right to receive Shares under this Plan shall be assignable or transferable by a Director other than by will or the laws of descent and distribution.


     Dated this     day of               , 1996, but effective as of
               -----       --------------
January 1, 1996.


                                   TRANS FINANCIAL, INC.


                                   By:
                                      -----------------------------------------
                                      Douglas M. Lester, Chairman of the Board,
                                      President and Chief Executive Officer

ATTEST:


By:
    -------------------------
    Jay B. Simmons, Secretary

                             TRANS FINANCIAL, INC.
                            BOWLING GREEN, KENTUCKY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 1996
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned shareholder in Trans Financial, Inc., Bowling Green, Kentucky (the "Corporation") hereby constitutes and appoints Gregg Hall and Roger Lundin, or either of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Bowling Green-Warren County Convention Center, 1021 Wilkinson Trace, Bowling Green, Kentucky, on Monday, April 22, 1996, 3:00 p.m. Central Time, or at any adjournment or adjournments thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any adjournment or adjournments thereof.

    The Directors recommend a vote FOR Proposals 1 and 2.

1.   ELECTION OF DIRECTORS
      FOR all nominees listed below / /           WITHHOLD AUTHORITY / /
      (except as marked to the contrary,     to vote for all nominees listed
            see Instruction below)                        below
     Wayne Gaunce, Charles A. Hardcastle, Douglas M. Lester and William B. Van
     Meter (to be elected as Class II directors as set forth in the proxy statement).
     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
     WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:)
     --------------------------------------------------------------------------
2.   PROPOSAL TO APPROVE THE TRANS FINANCIAL, INC. DIRECTORS STOCK COMPENSATION
     PLAN.
     / / FOR               / / AGAINST               / / ABSTAIN

    The above-named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE WITH THE DISCRETIONARY AUTHORITY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, AND FOR PROPOSAL 2.

    This Proxy may be revoked at any time prior to the time the presence of a quorum has been determined and declared, by a written notice of revocation executed by the undersigned and delivered to the Secretary of the Corporation.

                                          Dated _________________________ , 1996
                                          ______________________________________
                                          ______________________________________

                                          PLEASE   SIGN  EXACTLY  AS  YOUR  NAME
                                          APPEARS   AND   RETURN   THIS    PROXY
                                          IMMEDIATELY  IN  THE  ENCLOSED STAMPED
                                          SELF-ADDRESSED ENVELOPE. IF ACTING  AS
                                          EXECUTOR,  ADMINISTRATOR,  TRUSTEE  OR
                                          GUARDIAN, YOU SHOULD SO INDICATE  WHEN
                                          SIGNING.    IF   THE   SIGNER   IS   A
                                          CORPORATION,  PLEASE  SIGN  THE   FULL
                                          CORPORATE  NAME,  BY  DULY  AUTHORIZED
                                          OFFICER. IF SHARES  ARE HELD  JOINTLY,
                                          EACH STOCKHOLDER NAMED SHOULD SIGN.